                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

      -----------------------------------------------------------------------
                 Lincoln National Capital Appreciation Fund, Inc.

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                      CONTROL NUMBER: 999 9999 9999 999


                                   I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                                   Signature

                                   Signature (if held jointly)

                                                           , 2002
                                   -------------------------------
                                       Date      LCF_12177F (Q&L1)

               PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.
Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                      FOR   WITHHOLD  FOR ALL
                                                      ALL     ALL     EXCEPT
                                                                      (As marked
                                                                      below)

1. Election of Directors:
   01 John B. Borsch    02 Kelly D. Clevenger         / /      / /     / /
   03 Nancy L. Frisby   04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box, and write the number(s) and name(s) of such nominee(s) on the line provided below:

-----------------------

                                                         FOR   AGAINST  ABSTAIN

2. To approve a sub-advisory agreement with              / /      / /     / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may properly come before the meeting.


                                                               LCF_12177F (Q&L1)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                      VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE BY TELEPHONE: 1-800-597-7836

                      CONTROL NUMBER: 999 9999 9999 999

                                I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                                Signature

                                Signature (if held jointly)

                                                       , 2002
                                -----------------------------
                                Date        LCF_12177D (L-NY)


                 PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting
(and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE
AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln New York toll free at 1-800-893-7168. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES
"FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                    FOR    WITHHOLD   FOR ALL
                                                    ALL      ALL       EXCEPT
                                                                     (As marked
                                                                       below)

1. Election of Directors:
   01 John B. Borsch    02 Kelly D. Clevenger        / /     / /       / /
   03 Nancy L. Frisby   04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s), of such nominee(s) on the line provided below:

-------------------------

                                                     FOR    AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with          / /     / /       / /
   Janus Capital Corporation ("Janus"),
   under the terms described in the Proxy
   Statement.


   To transact such other business as may
   properly come before the meeting.


                                                               LCF_12177D (L-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
              LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's flexible premium variable life insurance policy which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                   VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836
                   CONTROL NUMBER: 999 9999 9999 999


                              I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                              Signature

                              Signature (if held jointly)

                                                       , 2002
                              -------------------------------
                              Date        LCF_12177B (VUL_NY)


                 PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln New York toll free at 1-800-454-6265. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE
YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                   FOR    WITHHOLD   FOR ALL
                                                   ALL      ALL      EXCEPT
                                                                     (As marked
                                                                     below)

1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenge        / /      / /       / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s), of such nominee(s) on the line provided below:

----------------------

                                                      FOR    AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with           / /      / /       / /
   Janus Capital Corporation ("Janus"),
   under the terms described in the Proxy
   Statement.


   To transact such other business as may
   properly come before the meeting.

                                                             LCF_12177B (VUL-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's flexible premium variable life insurance policy which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                   VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                   CONTROL NUMBER: 999 9999 9999 999


                             I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                             Signature

                             Signature (if held jointly)

                                                     , 2002
                             ------------------------------
                             Date          LCF_12177A (VUL)

                  PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE
YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                  FOR    WITHHOLD    FOR ALL
                                                  ALL      ALL       EXCEPT
                                                                     (As marked
                                                                     below)

1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenger      / /      / /        / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s) of such nominee(s) on the line provided below:

--------------------------

                                                     FOR    AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with          / /      / /      / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may
   properly come before the meeting.


                                                                LCF_12177A (VUL)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's fixed annuity contract which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                  VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                  CONTROL NUMBER: 999 9999 9999 999


                              I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated
                              January 28, 2002.

                              Signature

                              Signature (if held jointly)

                                                      , 2002
                              ------------------------------
                              Date           LCF_12177G (53)


                  PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE
YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                    FOR   WITHHOLD   FOR ALL
                                                    ALL     ALL      EXCEPT
                                                                     (As marked
                                                                     below)

1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenger        / /     / /       / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s) of such nominee(s) on the line provided below:

-----------------------
                                                       FOR   AGAINST  ABSTAIN


2. To approve a sub-advisory agreement with            / /     / /      / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may
   properly come before the meeting.


                                                                 LCF_12177G (53)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's variable annuity contract which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                  VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                  CONTROL NUMBER: 999 9999 9999 999


                              I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                              Signature

                              Signature (if held jointly)

                                                      , 2002
                              ------------------------------
                              Date         LCF_12177C (VAA1)


                PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND
RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.
IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                    FOR   WITHHOLD   FOR ALL
                                                    ALL      ALL     EXCEPT
                                                                     (As marked
                                                                     below)

1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenger        / /     / /        / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s) of such nominee(s) on the line provided below:

------------------------

                                                    FOR    AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with         / /     / /       / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may
   properly come before the meeting.


                                                               LCF_12177C (VAA1)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
             LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's variable annuity contract which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                 VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                 CONTROL NUMBER: 999 9999 9999 999

                              I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                              Signature

                              Signature (if held jointly)

                                                     , 2002
                              -----------------------------
                              Date        LCF_12177C (VAA2)


                PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212, Ext.
2077. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                   FOR    WITHHOLD   FOR ALL
                                                   ALL       ALL     EXCEPT
                                                                     (As marked
                                                                     below)
1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenger       / /      / /       / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s) of such nominee(s) on the line provided below:

---------------------

                                                   FOR   AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with        / /     / /      / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may
   properly come before the meeting.


                                                               LCF_12177C (VAA2)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's variable annuity contract which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on
March 18, 2002 or any adjournment thereof.

                VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                CONTROL NUMBER: 999 9999 9999 999

                              I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.

                              Signature

                              Signature (if held jointly)

                                                     , 2002
                              -----------------------------
                              Date         LCF_12177C (VAA)


                PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/
If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD
BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                    FOR   WITHHOLD   FOR ALL
                                                    ALL     ALL      EXCEPT
                                                                     (As marked
                                                                     below)
1. Election of Directors:
   01 John B. Borsch   02 Kelly D. Clevenger        / /     / /      / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee(s), mark the "FOR ALL
   EXCEPT" box, and write the number(s) and name(s) of such nominees(s) on the line provided below:

-------------------------

                                                    FOR    AGAINST   ABSTAIN

2. To approve a sub-advisory agreement with         / /     / /        / /
   Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


   To transact such other business as may
   properly come before the meeting.


                                                               LCF_12177C (VAA)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

          BY SUBMITTING THIS ELECTRONIC VOTE, I ACKNOWLEDGE RECEIPT
                     OF THE NOTICE OF THE SPECIAL MEETING
             OF THE STOCKHOLDERS AND ACCOMPANYING PROXY STATEMENT
                           DATED JANUARY 28, 2002


Upon proper submittal of this form, the votes indicated below will be cast in the manner directed herein by the Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not submitted, or is submitted not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contract Owners participating in the Fund. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK AND SUBMIT THIS VOTING INSTRUCTION CARD BY
MARCH 14, 2002. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.
IF YOU SUBMIT THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).


                                                           FOR       WITHHOLD       FOR ALL
                                                           ALL         ALL          EXCEPT
                                                                               (As marked below)
1. Election of Directors:
   01 John B. Borsch,  02 Kelly D. Clevenger               / /         / /         / /
   03 Nancy L. Frisby  04 Barbara S. Kowalczyk,
   05 Kenneth G. Stella

   To withhold authority to vote for any individual nominee(s), click on the box under "FOR ALL EXCEPT" box and type the number(s) and name(s) of such nominee(s) on the line provided below:

-----------------------
                                                           FOR       AGAINST      ABSTAIN
2. To approve a sub-advisory agreement with                / /         / /         / /
   Janus Capital Corporation ("Janus"), under
   the terms described in the Proxy Statement.


   To transact such other business as may properly come before the meeting

                                                           LCF_12177E(Edelivery)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Special Meeting of the Stockholders of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY TELEPHONE: 1-800-597-7836

                      CONTROL NUMBER: 999 9999 9999 999

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 28, 2002.


                             ------------------------------------
                                     Signature

                                     ------------------------------------
                                     Signature (if held jointly)


                                                                   , 2002
                                     ------------------------------------
                                            Date         LCF_12177F (Q&L)



                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This voting instruction card confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: If you have any questions, please contact Lincoln Life toll free at 1-800-341-0441. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT MARK AN INSTRUCTION CHOICE FOR A PROPOSAL, WE WILL VOTE YOUR PROPORTIONATE SHARES "FOR" THAT PROPOSAL (WITH RESPECT TO ELECTION OF DIRECTORS, WE WILL VOTE YOUR
PROPORTIONATE SHARES "FOR ALL" NAMED NOMINEES).

                                                    FOR      WITHHOLD    FOR ALL
                                                    ALL         ALL      EXCEPT
                                                                          (As
                                                                          marked
                                                                          below)

1.  Election of Directors:
    01 John B. Borsch     02  Kelly D. Clevenger    / /        / /        / /
    03 Nancy L. Frisby    04 Barbara S. Kowalczyk
    05 Kenneth G. Stella

    To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the number(s) and name(s) of such nominee(s) on the line provided below:

    ___________________________________________


                                                    FOR      AGAINST  ABSTAIN

2.  To approve a sub-advisory agreement with        / /        / /        / /
    Janus Capital Corporation ("Janus"), under the terms described in the Proxy Statement.


    To transact such other business as may properly come before the meeting.


                                                                LCF_12177F (Q&L)